EXHIBIT 32.2
                             ------------

                            CERTIFICATION
                PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q (the "Report") of AMCON Distributing Company (the "Company") for the fiscal quarter ended December 31, 2005, I, Andrew C. Plummer, Vice President and Acting Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

    (1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: September 29, 2006          /s/ Andrew C. Plummer
                                 -------------------------
                                 Title: Vice President and
                                     Acting Chief Financial
                                     Officer